EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Natco International Inc. (the "Company") on Form 10-KSB for the fiscal year ended March 31, 2007 as filed with the Securities and Exchange Commission (the "Report"), each of the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

      Dated: July 16, 2007

                                                      /s/ Raj-Mohinder S. Gurm
                                                      -----------------------
                                                      Raj-Mohinder S. Gurm
                                               Chief Executive Officer and CFO

                                                      /s/ Stephen K. Sleigh
                                                      -----------------------
                                                      Stephen K. Sleigh
                                                      Director and Controller